                                                                   EXHIBIT 10.10

-------------------------------------------------------------------------------
RETENTION PERIOD: ACTIVE
                                    SBC-ASI
                     INTERSTATE/INTRASTATE SERVICE REQUEST
                      CONFIRMATION OF SERVICE ORDER (CSO)

    ATM [X]         FRAME RELAY [ ]         NAP [ ]         VINTAGE [ ]
(Check all that apply, Vintage should be checked only for moves and upgrades of
                   Service previously purchase from FCC No 1)

CUSTOMER BILLING NAME:  Lightfirst
                      ---------------------------------------------------------
CUSTOMER BILLING ADDRESS:
                         ------------------------------------------------------
CUSTOMER TELEPHONE NUMBER:
                          -----------------------------------------------------
MASTER BTN (ZBTN or California 065):
                                    -------------------------------------------
CHOOSE ONE:     NEW SERVICE:    X       RENEWAL OF SERVICE:
                             ---------                      -------------------
DESIRED DUE DATE:  1-6-04
                 --------------------------------------------------------------
TERM:   36 months   PROMOTION CODE (if applicable):
     --------------                                ----------------------------
TPP-VOLUME DISCOUNT PLAN (TVP) [ ] See Attachment A for TVP terms and conditions, if applicable.
PREMIUM SLAs: [ ] See Attachment B for terms and conditions, if applicable. CHOOSE APPLICABLE VOLUME PLAN:
                              -------------------------------------------------
ORIGINATED BY: Mary Dockweiler              DATE: 10/20/2003
              ---------------------------         -----------------------------
CONTRACT NUMBER:
                ---------------------------------------------------------------

CUSTOMERS REQUESTING TERMINATION OF TPP SERVICES (OTHER THAN MONTH TO MONTH) PRIOR TO THE EXPIRATION DATE WILL BE CHARGED A TERMINATION FEE WHICH IS CALCULATED AS FOLLOWS:

       TPP MONTHLY RATE x MONTHS REMAINING x 50% (TERMINATION PERCENTAGE)

EXCEPT FOR THE TVP ATTACHMENT A AND PREMIUM SLAs ATTACHMENT B REFERENCED ABOVE, ALL TERMS AND CONDITIONS PERTAINING TO THE SERVICES PROVISIONED HEREIN, INCLUDING THOSE SERVICES PROVIDED IN INDEPENDENT COMPANY TERRITORY, ARE CONTAINED IN SBC-ASI'S GENERALLY AVAILABLE TERMS AND CONDITIONS FOR ADVANCED TELECOMMUNICATIONS SERVICES. THESE TERMS AND CONDITIONS ARE AVAILABLE AT THE SBC'S PUBLIC INTERNET WEBSITE LOCATED AT

www.sbc.com/public_affairs/regulatory_documents (For Vintage Services, see FCC Tariff No. 1 found at www.sbc.com/Large-Files/RIMS/SBC Advanced
Solution Inc/Interstate/FCC Tariff No.1/Tariff FCC No 1.pdf
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Customer hereby certifies that the percent interstate usage of the Service ordered under his CSO is:
    [ ] less than 10% interstate (interstate service):
    [X] more than 10% interstate (interstate service):

This document may not be used for interstate Service in states with applicable tariffs.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AUTHORIZED CUSTOMER SIGNATURE: /s/ MARTIN P. GILMORE        DATE:  10/20/2003
                               --------------------------         -------------
CUSTOMER NAME: Martin P. Gilmore
              -----------------------------------------------------------------
CUSTOMER TITLE:  CEO
               ----------------------------------------------------------------

AUTHORIZED SBC SIGNATURE:                                   DATE:  10/20/2003
                         --------------------------------         -------------
SBC NAME AND TITLE:
                    -----------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
For SBC Use Only:
Customer Number:                                Price Code:
                      ---------------------                            --------
Master Billable Acct:                           Contract Number:
                      ---------------------                            --------
SBC Salesperson       Mary Dockweiler           Network Billable Acct:
                      ---------------------                            --------
TIECODE                                         Sales Code
                      ---------------------                            --------
-------------------------------------------------------------------------------

Printed from APPS: v5.3.4a                                          Page 1 of 4

                                    SBC-ASI
                      CONFIRMATION OF SERVICE ORDER (CSO)
                              ATM/FRAME RELAY/NAP

                          Service Address and Pricing

                                             Monthly       Non-                                            Net NRC       Net NRC
                                            Recurring   Recurring                                         (NRC with     (NRC with
                                             Charge      Charge                                           Promo &/or    Promo &/or
                           SERVICE            (NRC)       (NRC)                                           Discounts     Discounts
  SERVICE ADDRESS        DESCRIPTION       (standard)   (standard)     Promotion(s)    Term Volume Plan    applied)      applied)
  ---------------        -----------       ----------   ----------     ------------    ----------------   -----------   -----------
455 N. Cityfront Plz.
Chicago, IL            ASI-ATM IntraLATA   $   660.00   $     0.00             None                none   $   660.00    $      0.00
                                                                                                          ----------    -----------
                                                                                                TOTALS:   $   660.00    $      0.00

The following one-time, nonrecurring charges may apply:

Service Order Charges, Service Order Change Charges, Expedite Order Charges, Record Order Charges, Network Reconfiguration Charges are referred to in SBCA SIs GENERALLY AVAILABLE TERMS AND CONDITIONS.

Special Construction Charges for facilities and outside plant construction and development when indicated may apply.


CUSTOMER INITIALS:  /s/ MPG             DATE:   10/20/2003
                  -------------------         -------------

SBC INITIALS:                           DATE:
             ------------------------         -------------


Printed from APPS: v5.3.4a                                           Page 2 of 4